Tracking ID: Roche – 120316-CRA

Hepatocyte Collaborative Research Agreement

This Collaborative Research Agreement is entered into as of May 16, 2011, (the “Effective Date”) by and between on the one hand, Hoffmann-La Roche Inc. located at 340 Kingsland Street, Nutley, New Jersey 07110 (“Roche”) and, on the other hand, Cellular Dynamics International, Inc. located at 525 Science Drive, Madison, WI 53711 (“CDI”)
WHEREAS, CDI has expertise regarding induced pluripotent stem (iPS) cell derived hepatocytes suitable for cell based safety screening of potential drug development candidates; and
WHEREAS, Roche is the owner of the certain compounds and has expertise in the research and development of such compounds; and
WHEREAS, Roche and CDI are interested in a research collaboration focused on the identification, characterization, production, and delivery of iPS cell derived hepatocytes suitable for cell based safety screening of potential drug development candidates.
NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:
ARTICLE I DEFINITIONS

1.1.
“Affiliate” means any corporation, association or other entity, which directly or indirectly controls, is controlled by or is under common control with a Party. As used herein, the term control shall mean direct or indirect beneficial ownership of more than 50% of the voting or income interest in such corporation or other business entity. With regard to Roche, Chugai Pharmaceutical Co., Ltd, a Japanese corporation, shall not be deemed an Affiliate of Roche.

1.2.
“Agreement” means this Hepatocyte Collaborative Research Agreement, together with all appendices, exhibits and schedules hereto, and as the same may be amended or supplemented from time to time hereafter by a written agreement duly executed by authorized representatives of each Party hereto.

1.3.	“CDI Background Intellectual Property” means Intellectual Property owned or controlled by CDI as of the Effective Date or during the Term of this Agreement and needed for or to conduct the Work Plan.

1.4.	“CDI Information” means Information owned or controlled by CDI and disclosed by CDI in connection with this Agreement.

1.5.	“CDI Material” means any material owned or controlled by CDI, including without limitation the iPS cell derived hepatocytes and media, and provided to Roche under this Agreement.

1.6.	“CDI Study Intellectual Property” means the Intellectual Property resulting from the Work Plan of which CDI shall be the owner according to the provisions of Article V.

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1.7.	“Disclosing Party” means a Party who, including via its Affiliate, discloses Information owned or controlled by such Party in connection with this Agreement.

1.8.	“Effective Date” means the date identified in the first paragraph of page 1 of this Agreement.

1.9.
“Information” means any and all information, data or know-how, whether technical or non-technical, oral or written, relating to this Agreement or the Work Plan that is disclosed by one Party, including via its Affiliate, to the other Party, including via its Affiliate.

1.10.	“Intellectual Property” means all worldwide, intellectual property rights, including Patent Rights and Know-How.

1.11.
“Know-How” means information and data which is not generally known to the public, including designs, concepts, algorithms, formulas, software, techniques, practices, processes, methods, knowledge, skill, experience, expertise and technical information.

1.12.	“Party” or “Parties” shall mean Roche or CDI or both, as the case may be.

1.13.
“Patent Rights” means all U.S. and foreign (including regional authorities such as the European Patent Office) regular or provisional patent applications, including any continuation, continuation-in-part, or division thereof or any substitute application therefor or equivalent thereof, and any patent issuing thereon, including any reissue, reexamination or extension thereof and any confirmation patent, registration patent, patent of additions or supplemental protection certificate based on any such patent.

1.14.	“Receiving Party” means a Party who, including via its Affiliate, receives Information disclosed in connection with this Agreement.

1.15.	“Representatives” of a Party means consultants, licensees, licensors, or agents of such Party or such Party’s Affiliate.

1.16.
“Roche Background Intellectual Property” means Intellectual Property owned or controlled by Roche as of the Effective Date or during the Term of this Agreement and needed for or to conduct the Work Plan.

1.17.
“Roche Information” means Information owned or controlled by Roche and disclosed by Roche in connection with this Agreement. Roche Study Intellectual Property is deemed to be Roche Information for purposes of this Agreement.

1.18.	“Roche Material” means any material owned or controlled by Roche or its Affiliates and supplied to CDI pursuant to this Agreement.

1.19.	“Roche Study Intellectual Property” means the Intellectual Property resulting from the Work Plan of which Roche shall be the owner according to the provisions of Article V.

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1.20.	“Study Intellectual Property” shall mean Roche Study Intellectual Property and CDI Study Intellectual Property.

1.21.	“Term” means the period beginning on the Effective Date and ending upon the completion of the Work Plan, unless earlier terminated in accordance with this Agreement, as set forth in Article VIII.

1.22.	“Third Party” means any entity other than CDI or Roche or their Affiliates.

1.23.	“Work Plan” means those research activities to be performed by the Parties that are set forth on Exhibit A attached hereto.
ARTICLE II RESEARCH COLLABORATION

2.1.
During the Term, CDI and Roche shall perform the Work Plan and submit any data, information, results or reports to the other Party as specified in the Work Plan. The responsibilities shall be allocated as defined in the Work Plan. The Parties acknowledge and agree that each Party shall use its commercially reasonable best efforts to perform such Party’s responsibilities set forth in the Work Plan and Section 2.2 or Section 2.3, as the case may be (which shall be the standard of performance required for such obligations). The Work Plan can be modified only as provided according to the written approval of both Parties or in accordance with Section 3.3.

2.2.
Roche shall supply CDI with the quantities of the Roche Material specified in the Work Plan for CDI to conduct its part of the Work Plan. Roche shall provide CDI with all safety information and handling instructions pertaining to Roche Material that Roche is aware of. Roche will also provide such other Information as set forth in the Work Plan.

2.3.
CDI shall supply Roche with the quantities of the CDI Material specified in the Work Plan for Roche to conduct its part of the Research Collaboration. CDI shall provide Roche with all safety information and handling instructions pertaining to CDI Material that CDI is aware of. CDI will also provide such other Information as set forth in the Work Plan.

2.4.
CDI shall only use the Roche Material in accordance with the Work Plan and under no circumstances shall CDI use the Roche Material in humans or for any other purpose. CDI shall not chemically or biologically modify the Roche Material, except in accordance with the protocol set forth in the Work Plan. CDI shall take no action to determine the chemical structure of the Roche Material or to reverse engineer the Roche Material. After the expiration or termination of the Term, Roche shall destroy all CDI Material, and CDI shall destroy all Roche Material, unless the Parties agree in writing otherwise.

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ARTICLE III LICENSE AND GOVERNANCE

3.1.
Roche hereby grants to CDI for the Term, a non-exclusive, non-transferable, worldwide license under the Roche Study Intellectual Property and Roche Background Intellectual Property solely to the extent necessary to perform the Work Plan. CDI shall have the right to sublicense the Roche Background Intellectual Property and Roche Study Intellectual Property only upon the written approval of Roche. Any such sublicense shall include the applicable terms of this Agreement, including, but not limited to confidentiality, and Roche approval may require the identity of the sublicensee and the terms of the sublicense.

3.2.
CDI hereby grants to Roche and its Affiliates for the Term, a non-exclusive, non-transferable, worldwide license under CDI Background Intellectual Property and CDI Study Intellectual Property solely to the extent necessary to perform the Work Plan. Subject to Section 3.4, below, CDI hereby grants to Roche and its Affiliates a perpetual, non-exclusive, non-transferable, worldwide, fully paid up license under the CDI Background Intellectual Property and CDI Study Intellectual Property to use the Materials solely for Roche’s, its Affiliates or its Representatives internal research and development purposes. Roche shall have the right to sublicense the CDI Background Intellectual Property and CDI Study Intellectual Property only upon the written approval of CDI. Any such sublicense shall include the applicable terms of this Agreement, including, but not limited to confidentiality, and CDI approval may require the identity of the sublicensee and the terms of the sublicense.

3.3.
CDI shall appoint Vanessa Ott as the CDI project manager to conduct the Work Plan and Roche shall appoint Eric Chiao as the Roche project manager for this Work Plan. The two project managers will meet telephonically or by video conference, as mutually agreed by the project managers. The project managers shall be responsible for (i) overseeing the Work Plan, (ii) measuring progress made against goals set in the Work Plan, (iii) modifying the research outlined in the Work Plan in light of new data or research difficulties, (iv) identification and description of Study Intellectual Property, (v) determining when the phases are completed pursuant to the Work Plan, (vi) determining how to handle Roche Material and/or CDI Material upon the expiration or termination of the Term pursuant to Section 2.4 of this Agreement, and (vii) addressing any issues that arise that are not expressly addressed in the Work Plan or this Agreement as from time to time modified in accordance herewith. The project managers shall mutually agree in connection with the responsibilities listed above.

3.4.
Roche acknowledges that the CDI Materials are covered by one or more of the following patents: U.S. Patent Nos. 5,733,727, No. (****), No. 6,399,300, and No. (****), and other patents are pending. The CDI Materials must be used in accordance with the any user’s guides for the CDI Materials provided to Roche. Roche shall not reverse engineer, modify or otherwise alter the CDI Materials in any way. Roche shall not use the CDI Materials or any components thereof in humans, in clinical trials or for diagnostic purposes involving human subjects, for any therapeutic use or investigational use, nor for

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any purpose in contravention of any applicable law, regulation, ordinance, institutional review board approved protocol, or privacy office approval.
ARTICLE IV PAYMENT

4.1.
Roche shall pay CDI in accordance and pursuant to the schedule set forth in the Work Plan; provided however the compensation shall not exceed $(****) without the prior written consent of Roche. CDI shall allocate the payments set forth above to the work set forth in the Work Plan.

4.2.	Payments shall be made by Roche forty-five days following receipt of an undisputed invoice. Invoices must be submitted to Accounts Payable at:
e-mail:     (****)

mail:     Accounts Payable
Genentech USA
P.O. Box 2947
South San Francisco, CA 94083-2947

facsimile:    001 877-506-2639

Failure to submit invoices directly to Accounts Payable may result in a delay in payment.

ARTICLE V INTELLECTUAL PROPERTY

5.1.	The Roche Information and the Roche Material and all proprietary rights thereto, including but not limited to Intellectual Property rights, are and shall remain the sole property of Roche.

5.2.
The CDI Information, the CDI Study Intellectual Property and the CDI Material and all proprietary rights thereto, including but not limited to Intellectual Property rights, are and shall remain the sole property of CDI.

5.3.
Any Know-How (including data constituting results of analysis arising from the Work Plan), Patent Rights, invention, improvement or discovery, whether or not patentable, resulting from performance of the Work Plan to the extent relating to the CDI Background Intellectual Property or CDI Material, including, but not limited to Intellectual Property relating to the reprogramming, reanimation or thawing, cell functionality, cell differentiation, cell plating, cell improvement assays, maintenance of CDI Material, or protocols relating to the same, shall be owned solely by CDI. Roche shall provide copies of all such data constituting results of analysis arising from the Work Plan included in such Know-How to CDI. CDI, at its own cost, shall have the sole responsibility and decision making for the inventions owned by it under this Section 5.3. Notwithstanding the foregoing, CDI acknowledges and agrees that CDI shall gain no

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rights to the Roche Material by virtue of this Agreement or the performance of the Work Plan.

5.4.
Any Know-How (including data constituting results of analysis arising from the Work Plan), Patent Rights, invention, improvement or discovery, whether or not patentable, resulting from performance of the Work Plan to the extent relating to the Roche Material, formulations or other combinations thereof, their toxicity, and functionality shall be owned solely by Roche. CDI shall provide copies of all such data constituting results of analysis arising from the Work Plan included in such Know-How to Roche. Roche, at its own cost, shall have the sole responsibility and decision making for the inventions owned by it under this Section 5.4.

5.5.
Any and all Know-How (including data constituting results of analysis arising from the Work Plan), Patent Rights, inventions, improvements or discoveries, whether or not patentable, resulting from the performance of the Work Plan by the Parties, that is not described in Sections 5.3 or 5.4 shall be jointly owned by Roche and CDI. The strategy of patent filing and the payment of filing expenses of joint inventions shall be agreed upon by the parties on a case by case basis. The parties shall cooperate with one another in obtaining patents on inventions and shall execute any document necessary for obtaining patent protection and/or for perfecting ownership in such inventions.

5.6.
Each Party agrees to sign all necessary documents or take such other actions as may reasonably be requested in order to perfect any and all rights of the other Party in and to such other Party’s Study Intellectual Property that was generated, conceived, developed or made by the first such Party in performing its responsibilities pursuant to the Work Plan. All costs and expenses for perfecting and enforcing its rights in such rights shall be borne by the Party who owns such rights.

ARTICLE VI CONFIDENTIAL INFORMATION/PUBLICATION

6.1.
CDI shall not disclose the Roche Material, Roche Information, Roche Background Intellectual Property, the Roche Study Intellectual Property or any data constituting results arising from the Work Plan included in the Roche Study Intellectual Property to any Third Party, except CDI’s Affiliates and Representatives as contemplated in Section 6.3(b)(ii), without the prior written consent of Roche.

6.2.
Roche shall not disclose any of the CDI Information, the CDI Material, the CDI Background Intellectual Property, or the CDI Study Intellectual Property to any Third Party, except Roche’s Affiliates and Representatives as contemplated in Section 6.3(b)(ii), without the prior written consent of CDI.

6.3.
During the Term of this Agreement each Party may receive Information from the other Party. For purposes of this Article VI, the existence and terms and conditions of this Agreement shall be deemed to be the Information of each Party; provided, however, that, subject to the other Party’s prior written consent not to be unreasonably withheld, a Party may disclose, in furtherance of such Party’s business, (i) the existence of this Agreement

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(but not any of its terms or conditions) to third parties and (ii) any of the terms and conditions of this Agreement to [y] investors and potential financing sources and their respective advisors, and [z] any other third parties such as potential acquirers and their respective advisors.

(a)	Each Party may disclose or receive Information via its Affiliates.

(b)
For a period of five (5) years from the completion of the Work plan Information the Receiving Party agrees to (i) treat such Information as it would its own proprietary information; and (ii) take reasonable precautions to prevent the disclosure of such Information to any Third Party, other than an Affiliate or a Representative of the Receiving Party who agrees to be bound by obligations of confidentiality at least as restrictive as those herein, without the prior written consent of the Disclosing Party.

6.4.	The Receiving Party shall be relieved of its obligations under Section 6.3 of this Agreement regarding the Disclosing Party’s Information which:

(a)	was known to the Receiving Party or its Affiliate prior to receipt hereunder; or

(b)	is generated by the Receiving Party or its Affiliate without reference to such Information disclosed hereunder; or

(c)
at the time of disclosure by the Disclosing Party to the Receiving Party, was generally available to the public, or which after disclosure hereunder becomes generally available to the public through no fault attributable to the Receiving Party; or

(d)	is hereafter made available to the Receiving Party or its Affiliate for use or disclosure by the Receiving Party from any third party having a right to do so; or

(e)
is required to be disclosed pursuant to a judicial or governmental order, provided that the Receiving Party gives the Disclosing Party sufficient notice to permit Disclosing Party to seek a protective order or other similar order with respect to such Information.

Disclosures made under this Agreement which are specific in nature shall not be deemed to be within the foregoing exceptions merely because they are embraced by more general information in the public domain or in the possession of the Receiving Party.

6.5.
The Receiving Party shall distribute or disclose the Disclosing Party’s Information and the Roche Material (in the case of CDI as the Receiving Party) or the CDI Material (in the case of Roche as the Receiving Party) to only those employees or Representatives at the Receiving Party that have a need to know about the Disclosing Party’s Information or Roche Material or the CDI Material, as the case may be, for or to complete the Work Plan or to manage those completing the Work Plan. The Receiving Party shall be responsible

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for any failure by any other person to which or whom it discloses any of the Disclosing Party’s Information to comply with this Article VI as applied to any such person as if the person were a party hereto.

6.6.
Upon the written request of the Disclosing Party, the Receiving Party shall return or destroy all copies of the Disclosing Party’s Information; provided however, that the Receiving Party may retain one copy of such Information in its files for archival purposes.

6.7.	Neither Party shall use the other Party’s or its Affiliates’ names or trademarks for publicity or advertising purposes, except with the prior written consent of the other Party.

6.8.
CDI shall not issue a press release or make any other public statement about the this Agreement or the Work Plan, including but not limited to statements about Roche Information, Roche Material, Roche Background Intellectual Property, or Roche Study Intellectual Property without the prior written consent of Roche. For avoidance of doubt however and notwithstanding implication herein to the contrary, CDI shall have the right to (a) use, disclose and publish information that relates to the function, characterization, and response of known non-proprietary toxicants, compounds, assays and control substances provided that neither the identity or the name of Roche itself is disclosed or published and (b) use the results and other data arising from the Work Plan solely for CDI’s research and development purposes. In addition, upon the prior written consent of Roche, not to be unreasonably withheld, CDI shall have the right to use, disclose or publish for sales and marketing purposes, results and other data arising from the Work Plan and included in the Roche Study Intellectual Property provided that neither the identity or name of any Roche Material nor the identity or name of Roche itself is disclosed or published.

6.9.
All publications about the Work Plan shall be submitted to the other Party for review. Each Party shall have one (1) month to review and object to the proposed publication. If Roche and/or CDI object to the proposed publication because it contains Information of the objecting Party that is or will be the subject of a patent filing, then the other Party shall delay the publication for a minimum of six (6) months. Notwithstanding the above, CDI shall not submit a paper for publication, including but not limited to a statement in a patent application about Roche Information, Roche Material, Roche Background Intellectual Property or Roche Study Intellectual Property without the prior written consent of Roche, and Roche does not have to submit publications that relate solely to Roche Information, Roche Material, Roche Background Intellectual Property or Roche Study Intellectual Property to CDI for review.

ARTICLE VII REPRESENTATIONS, WARRANTIES,
INDEMNIFICATION AND INFRINGEMENT

7.1.	Each Party warrants that it has the full and unconditional right to disclose to the other Party the Information covered by this Agreement.

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7.2.
Each Party hereby represents and warrants that such Party (a) is authorized to enter into this Agreement and to carry out the provisions hereof, and (b) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on the properties, business, financial or other condition of it and would not materially adversely affect its ability to perform its obligations under this Agreement.

7.3.
Each Party hereby represents and warrants to the other that: (a) this Agreement has been duly executed and delivered on its behalf and is a legal and valid obligation binding upon it and is enforceable in accordance with its terms; (b) the execution, delivery and performance of this Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it; and (c) all necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by it in connection with this Agreement have been obtained.

7.4.
EACH PARTY ACKNOWLEDGES THAT THE INFORMATION AND/OR MATERIAL ARE BEING SUPPLIED TO SUCH PARTY BY THE OTHER PARTY WITH NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR WARRANTY AGAINST INFRINGEMENT AND ANY OTHER IMPLIED WARRANTIES WITH RESPECT TO THE VALIDITY, CAPABILITIES, SAFETY, UTILITY, OR COMMERCIAL APPLICATION OF INFORMATION, LICENSED PATENTS, APPLICATIONS, TECHNOLOGY, OR CDI MATERIALS.

7.5.
CDI hereby agrees to defend, indemnify and hold harmless, Roche, its officers, employees and agents from any loss, claim, damage, expense or liability (including attorney’s fees) (“Loss”), which results from CDI’s performance of the Work Plan under this Agreement, except and to the extent that any such Loss is due to the negligence or willful act(s) of Roche, its officers, employees or agents.

7.6.
Roche hereby agrees to defend, indemnify and hold harmless, CDI, its officers, employees and agents from any Loss, which results from Roche’s performance of the Work Plan under this Agreement, except and to the extent that any such Loss is due to the negligence or willful act(s) of CDI, its officers, employees or agents.

7.7.
CDI agrees to secure and maintain insurance of comprehensive general liability including products liability with limits of at least $(****) per occurrence and in the aggregate, workers’ compensation insurance as required by law, and employers’ liability insurance with limits of at least $(****) per accident and a $(****) disease policy limit. Upon execution of this Agreement, CDI shall forward to Roche a certificate evidencing such insurance (or a letter of self-insurance covering these amounts).

Each Party shall promptly inform the other Party of any claim that any of the Roche Material, the CDI Material, or the Intellectual Property licensed by one Party to the other

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Party herein or resulting from the performance of the Work Plan infringes any patent or other proprietary rights of any third party.
ARTICLE VIII TERM AND TERMINATION

8.1.	The term of this Agreement shall continue in force until the completion of the Work Plan, unless terminated earlier pursuant to this Article 8 (“Term”).

8.2.	Roche may terminate this Agreement at any time in its entirety for any reason upon thirty (30) days prior written notice of termination to CDI.

8.3.	Upon the expiration or the termination of this Agreement pursuant to Section 8.1 or 8.2, as the case may be:

(a)
CDI shall (i) within thirty (30) days after the end of the Term or the receipt of written notice of such termination hereof, as the case may be, (A) deliver to Roche all data constituting results of analysis arising from the Work Plan included in the Roche Study Intellectual Property, and (B) return (and not keep a copy for any purpose of) all Roche Material and anything derived therefrom other than any CDI Study Intellectual Property, and (ii) within thirty (30) days after the receipt of written notice from Roche requesting such return or destruction, return or destroy, as so requested, all copies of any Roche Background Intellectual Property or Roche Information; provided, however, that CDI may retain one copy of the Roche Information in its legal files for archival purposes; and provided, further, that CDI may retain information and data that it is permitted to use, disclose and/or publish under Section 6.8 for such purposes; and

(b)
Roche shall, within thirty (30) days after the end of the Term or its giving of written notice of such termination hereof, as the case may be, (i) deliver to CDI all data constituting results arising from the Work Plan included in the CDI Study Intellectual Property, (ii) return (and not keep a copy for any purpose of) all CDI Material and anything derived therefrom other than any Roche Study Intellectual Property, and (iii) return all copies of any CDI Background Intellectual Property or CDI Information; provided, however, that Roche may retain one copy of the CDI Information in its legal files for archival purposes.

8.4.
If this Agreement is terminated prior to conclusion of the Work Plan, the Parties shall use their best efforts during the period between notice of termination and the effective date of such termination to wind-up all activities under this Agreement.

8.5.
The obligations and rights of the Parties, which, by their intent or meaning are intended to survive, shall survive termination or expiration of this Agreement, including, but not limited to Articles I, V, VI, and VIII and Sections 2.2, 2.3, 3.2 (perpetual license only), 7.5, 7.6, 7.7, 9.1, 9.6, and 9.12.

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ARTICLE IX MISCELLANEOUS

9.1.
Any notices or communications provided for in this Agreement to be made by either of the Parties to the other shall be in writing, in English, and shall be made by prepaid air mail or overnight carrier with return receipt addressed to the other at its address set forth below. Any such notice or communication may also be given by hand. Notices shall be sent:

If to Roche to:    Hoffmann-La Roche Inc.
340 Kingsland Street
Nutley, New Jersey 07110
Attn: Corporate Secretary
Fax: 973-235-3500
If to CDI to:    Cellular Dynamics International, Inc.
525 Science Drive
Madison, Wisconsin 53711
Attn: President
Fax: 608-310-5101

9.2.	Each party agrees to comply with all applicable laws, regulations and guidelines in connection with its performance under this Agreement.

9.3.
CDI shall immediately notify Roche if it becomes aware of any threat, indication, or occurrence of animal activist activity relating to CDI or its activities, whether or not such threat or indication relates to the Work Plan.

9.4.	Debarment

(a)
CDI hereby certifies that it has not been debarred under the provisions of the Generic Drug Enforcement Act of 1992, 21 U.S.C. Sec. 335a(a) and (b). In the event that during the term of this Agreement CDI or any of its employees (i) becomes debarred; or (ii) receives notice of an action or threat of an action with respect to its debarment, CDI agrees to immediately notify Roche. CDI also agrees that in the event that it becomes debarred it shall immediately cease all activities relating to this Agreement.

(b)
In the event that CDI becomes debarred, this Agreement shall automatically terminate, without any further action or notice by either party. In the event that Roche receives notice from CDI or otherwise becomes aware that (i) a debarment action has been brought against CDI or any of its employees; or (ii) CDI has been threatened with a debarment action, then Roche shall have the right to terminate this Agreement immediately.

(c)	CDI hereby certifies that it has not and will not use in any capacity the services of any individual, corporation, partnership or association which has been debarred

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under 21 U.S.C. Sec. 335(a) or (b). In the event that CDI becomes aware of the debarment or threatened debarment of any individual, corporation, partnership or association providing services to CDI which directly or indirectly relate to the activities under this Agreement, CDI shall notify Roche immediately. Upon the receipt of such notice by Roche or if Roche otherwise becomes aware of such debarment or threatened debarment, Roche shall have the right to terminate this Agreement immediately.

9.5.
Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses on account of failure of performance by the defaulting Party if the failure is occasioned by war, fire, explosion, flood, earthquake, strike, lockout, embargo, act of God or any other similar cause beyond the control of the defaulting Party, provided that the Party claiming force majeure has exerted commercially reasonable efforts to avoid or remedy such force majeure and thereafter takes commercially reasonable steps to mitigate any such delay in performance hereunder and any damages that may be incurred by the other Party thereby.

9.6.	Neither Party may assign this Agreement, except to an Affiliate, without the prior written consent of the other Party.

9.7.	This Agreement shall be construed and interpreted in accordance with the laws of the State of New Jersey, without regard to its conflict of laws principles.

9.8.
Except as specifically provided for herein, the waiver of any of the rights of a Party or the failure of a Party to exercise any remedy, including the failure to require the other Party to comply with any provision of this Agreement, from time to time shall not operate or be construed as a continuing waiver of same or any of the other of such Party’s rights or remedies provided in this Agreement.

9.9.
If any term, covenant or condition of this Agreement or the application thereof to any Party or circumstance shall, to any extent, be held to be invalid or unenforceable, then the remainder of this Agreement, or the application of such term, covenant or condition to Parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and the Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

9.10.
It is expressly agreed that CDI and Roche shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture, or agency of any kind between the Parties or with any third party. Neither CDI nor Roche shall have the authority to make any statements, representations or commitments of any

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kind, or to take any action, which shall be binding on the other, without the prior written authorization of the other Party to do so.

9.11.
This Agreement between the Parties herewith sets forth all of the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto, constitutes the entire understanding between the Parties with respect to the subject matter hereof, and supersedes and terminates all prior agreements and understanding between the Parties, with respect to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations conditions or understandings, either oral or written, between the Parties other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties; provided, however, the CDI project manager and the Roche project manager upon mutual written agreement may modify the research outlined in the Work Plan in light of new data or research difficulties pursuant to Section 3.3. This Agreement shall not be strictly construed against either Party hereto. Any conflict between the terms set forth in the text of this Agreement and the terms of any exhibit hereto shall be resolved in favor of the text of this Agreement.

9.12.	No Third Party, including any employee of any Party to this Agreement, shall have or acquire any rights by reason of this Agreement.

9.13.
The Parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either Party’s rights and/or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation. The Parties agree that prior to any litigation concerning this Agreement and upon written notice by one Party to the other Party requesting such effort in accordance with this Section 9.13, a member of Roche’s senior management and an authorized senior representative of CDI will meet in person or by video-conferencing in a good faith effort to resolve any disputes concerning this Agreement. If any dispute has not been resolved pursuant to such good faith efforts within sixty (60) days of the notice by a Party to initiate such efforts, then either Party shall be free to pursue litigation to resolve such dispute. Notwithstanding any term or implication herein to the contrary, nothing herein shall prevent a Party from seeking interim or other emergency relief, as appropriate, from a court of competent jurisdiction pending the outcome of any negotiation pursuant to this Section 9.13.

9.14.	This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.15.	This Agreement, when fully executed by the Parties, shall be effective as of the Effective Date.

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the respective dates written below.

CELLULAR DYNAMICS INTERNATIONAL, INC. By: /s/ Chris Kendrick-Parker Chris Kendrick-Parker Print Name Chief Commercial Officer Title	HOFFMANN-LA ROCHE INC. By: /s/ Robert J. Tudor Robert J. Tudor Print Name V.P. Non-Clinical Safety Title

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Exhibit A
Work Plan for CDI and Roche pursuant to the Hepatocyte Collaborative Research Agreement dated as of May 16, 2011 (“Agreement”)
(****)
Payment Schedule:
Roche shall pay CDI a total of (****) US dollars ($(****)) in accordance to the following schedule.

(a.)
(****) US dollars ($(****)) shall be paid to CDI within forty five (45) days of the effective date of the Agreement and receipt of an undisputed invoice form CDI, which payment shall be non-refundable.

(b.)	(****) US dollars ($(****)) shall be paid within forty five (45) days after receipt of the CDI invoice for the completion of the 1st Event of the Work Plan.

(c.)	(****) US dollars ($(****)) shall be paid within forty five (45) days after receipt of the CDI invoice for the completion of the 2nd Event of the Work Plan.

(d.)	(****) US dollars ($(****)) shall be paid within forty five (45) days after receipt of the CDI invoice for the completion of the 3rd Event of the Work Plan.
Objectives

1.	Perform a series of (****).

2.	Perform (****).

3.	Assess (****).

Phase	Parameter	Study Goal & Experimental Detail	Responsibilities	Deliverables & Assessment	Timeline & Milestones
1a	(****)	(****)	(****)	(****)	(****)
1b	(****)	(****)	(****)	(****)	(****)
1c	(****)	(****)	(****)	(****)	(****)
2a	(****)	(****)	(****)	(****)	(****)
2b	(****)	(****)	(****)	(****)	(****)
3	(****)	(****)	(****)	(****)	(****)

9291786_1

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.